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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 26, 2005


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

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           Delaware                                           333-121661-01                              06-1442101
 ----------------------------------                  ---------------------------------           ---------------------------
(State or Other Jurisdiction                                   (Commission                            (I.R.S. Employer
of Incorporation)                                              File Number)                         Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                                  06830
---------------------------------------------                               -----------------
(Address of Principal Executive Offices)                                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.  Other Events
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Description of the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled Soundview Mortgage Loan Trust 2005-DO1, Asset-Backed Certificates, Series 2005-DO1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2005, among the Registrant as depositor, Countrywide Home Loans Servicing, LP as servicer and Deutsche Bank National Trust Company, as trustee. The Certificates to be designated as the Series 2005-DO1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

         Exhibit No.                                                 Description
         -----------                                                 -----------
             99.1               Collateral  Term Sheets (as defined in Item 5) that have been  provided by  Greenwich
                                Capital Markets,  Inc. to certain  prospective  purchasers of Soundview Mortgage Loan
                                Trust 2005-DO1, Asset-Backed Certificates, Series 2005-DO1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 26, 2005

                                              FINANCIAL ASSET SECURITIES CORP.


                                              By: /s/ Frank Skibo
                                                  ----------------------------
                                              Name:   Frank Skibo
                                              Title:  Managing Director

                                Index to Exhibits
                                -----------------

                                                                                                  Sequentially
     Exhibit No.                                   Description                                   Numbered Page
     -----------                                   -----------                                   -------------
        99.1           Collateral  Term  Sheets  (as  defined  in Item 5)  that  have  been            P
                       provided by Greenwich Capital Markets,  Inc. to certain  prospective purchasers of Soundview  Mortgage Loan Trust 2005-DO1,  Asset-Backed
                       Certificates, Series 2005-DO1.

                                  EXHIBIT 99.1

                                 FILED BY PAPER